UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 15, 2011

Microsoft Corporation

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-14278	91-1144442
(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399
(Address of Principal Executive Offices)	(Zip Code)

(425) 882-8080

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 15, 2011, Microsoft Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). There were 8,439,183,519 shares of common stock entitled to be voted. There were 7,163,268,502 shares voted in person or by proxy. At the Annual Meeting:

(1) The shareholders voted to elect each of the nine (9) nominees for director.

(2) The shareholders approved , on an advisory basis, the compensation of the Company’s named executive officers.

(3) The shareholders voted, on an advisory basis, as set forth below on the frequency of future advisory votes on executive compensation.

(4) The shareholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2012.

(5) The shareholders rejected a shareholder proposal to amend the Company’s Bylaws to establish a board committee on environmental sustainability.

The Company’s inspector of election certified the following vote tabulations:

Election of Directors

	Vote Results	% Votes For	For	Against	Abstain	Broker Non- Votes
Steven A. Ballmer	Re-elected	92.02%	5,394,493,938	467,694,833	13,687,942	1,287,391,789

Dina Dublon	Re-elected	99.35%	5,826,106,718	37,828,125	11,941,870	1,287,391,789

William H. Gates III	Re-elected	99.12%	5,813,083,115	51,673,183	11,120,415	1,287,391,789

Raymond V. Gilmartin	Re-elected	99.44%	5,831,318,332	32,603,068	11,955,313	1,287,391,789

Reed Hastings	Re-elected	99.28%	5,820,673,506	42,159,149	13,044,058	1,287,391,789

Maria Klawe	Re-elected	99.47%	5,833,007,452	30,865,811	12,003,450	1,287,391,789

David F. Marquardt	Re-elected	99.04%	5,804,465,780	56,511,865	14,899,068	1,287,391,789

Charles H. Noski	Re-elected	99.39%	5,827,995,246	35,777,564	12,103,903	1,287,391,789

Helmut Panke	Re-elected	99.21%	5,817,846,185	46,112,213	11,918,316	1,287,391,789
Advisory Vote on Executive Compensation
	Vote Results	% Votes For	For	Against	Abstain	Broker Non- Votes
	Approved	98.94%	5,794,301,659	62,024,061	19,550,993	1,287,391,789
Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation
		Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non- Votes
		4,924,089,088	24,381,420	910,958,574	16,447,631	1,287,391,789
		84.04%	0.42%	15.55%
Ratification of Appointment of Independent Auditors
	Vote Results	% Votes For	For	Against	Abstain	Broker Non- Votes
	Approved	98.79%	7,061,341,399	86,507,095	15,420,008	0
Board Committee on Environment Sustainability
	Vote Results	% Votes For	For	Against	Abstain	Broker Non- Votes
	Not Approved	3.55%	182,171,957	4,946,904,987	746,799,769	1,287,391,789

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)
Date: November 17, 2011
/s/ John A. Seethoff

John A. Seethoff Assistant Secretary